EXHIBIT 10.3

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is executed by DEEP DOWN, INC., a Nevada corporation (“Parent”), ELECTROWAVE USA, INC., a Nevada corporation (“Electrowave”), FLOTATION TECHNOLOGIES, INC., a Maine corporation (“Flotech”), MAKO TECHNOLOGIES, LLC, a Nevada limited liability company (“Mako”), and DEEP DOWN INC., a Delaware corporation (“DD Delaware,” and together with Parent, Electrowave, Flotech, and Mako, collectively, “Debtor”), for the benefit of WHITNEY NATIONAL BANK, a national banking association (“Secured Party”).  Capitalized terms used but not defined in this Amendment have the meanings given them in the Security Agreement (defined below).

RECITALS

A.           Parent, as borrower (in such capacity, “Borrower”), and Secured Party, as lender, have entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by that certain First Amendment to Credit Agreement dated as of the date hereof, the “Credit Agreement”).

B.           To further secure the obligations of Borrower under the Credit Agreement, Electrowave, Flotech, Mako, and DD Delaware executed that certain Guaranty dated as of November 11, 2008 (as amended, restated, or supplemented, the “Guaranty”) for the benefit of Secured Party, together with certain other Loan Documents.

C.           To further secure their respective obligations under the Credit Agreement and Guaranty, each Debtor executed that certain Security Agreement dated as of November 11, 2008 (the “Security Agreement”).

D.           Debtors and Secured Party have agreed to amend the Security Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.             Amendments to Security Agreement.

(a)           Section 3 of the Security Agreement is deleted in its entirety and is replaced with the following:

“3.           Security Interest.  To secure the prompt, unconditional, and complete payment and performance of the Obligation when due, Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing security interest in all of its right, title and interest in, to, and under the following, wherever located and whether now owned or hereafter acquired or created by Debtor (collectively, the “Collateral”): all personal and fixture property of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, accounts receivable, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all software, fixtures, vehicles (whether or not subject to a certificate of title statute), leasehold improvements, all general intangibles (including all payment intangibles and trademarks and patents), and all remote operated vehicles, including the remote operated vehicle purchased by Borrower using proceeds of the Term Facility under the Credit Agreement.”

2. Representations and Warranties.  Each Debtor represents and warrants to Secured Party that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Parent, (c) no other consent of any Person (other than Secured Party) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Secured Party is required for Secured Party to rely on the representations and warranties in this Amendment.

3. Scope of Amendment; Reaffirmation; Release.  All references to the Security Agreement shall refer to the Security Agreement as amended by this Amendment.  Except as effected by this Amendment, the Security Agreement is unchanged and continues in full force and effect.  Each Debtor hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Each Debtor hereby releases Secured Party from any liability for actions or omissions in connection with the Credit Agreement, Security Agreement, and the other Loan Documents prior to the date of this Amendment.

4. Miscellaneous.

(a) No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement, Security Agreement, or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Secured Party’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form.  Each agreement, document, instrument or other writing to be furnished Secured Party under any provision of this Amendment must be in form and substance satisfactory to Secured Party and its counsel.

(c) Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, the Security Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees.  Each Debtor agrees to pay or reimburse Secured Party on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Secured Party’s counsel.

(e) Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Debtors and Secured Party.  Secured Party may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g) Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Debtors and Secured Party and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the next page.]

The Amendment is executed as of December 18, 2008.

DEBTORS:

DEEP DOWN, INC.,
a Nevada corporation

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By: /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer of each of the foregoing companies

SECURED PARTY:

WHITNEY NATIONAL BANK,
a national banking association

By: /s/ Paul W. Cole
Paul W. Cole
Vice President

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